Meet Root 2024 Company Overview

Confidential | Do Not Distribute Forward-looking statements This presentation contains forward-looking statements relating to, among other things, the future performance of Root and its consolidated subsidiaries that are based on Root’s current expectations, forecasts, and assumptions, and involve risks and uncertainties.These include, but are not limited to, statements regarding: our expected financial results for 2024; our ability to retain existing customers, acquire new customers, and expand our customer reach; our expectations regarding our future financial performance, including total revenue, gross profit/(loss), net income/(loss), direct contribution, adjusted EBITDA, net loss and loss adjustment expense, or LAE, ratio, net expense ratio, net combined ratio, gross loss ratio, gross LAE ratio, gross expense ratio, gross combined ratio, marketing costs and costs of customer acquisition, quota share levels, changes in unencumbered cash balances and expansion of our new and renewal premium base; our ability to realize profits, acquire customers, retain customers, contract with additional partners to utilize the products, or achieve other benefits from our embedded insurance offering; our ability to expand our distribution channels through additional partnership relationships, digital media, independent agents and referrals; our ability to drive a significant long-term competitive advantage through our partnership with Carvana and other partnerships; our ability to develop products for embedded insurance and other partners; the impact of supply chain disruptions, increasing inflation, a recession and/or disruptions to properly functioning financial and capital markets and interest rates on our business and financial condition; our ability to reduce operating losses and extend our capital runway; our goal to be licensed in all states in the United States and the timing of obtaining additional licenses and launching in new states; the accuracy and efficiency of our telematics and behavioral data, and our ability to gather and leverage additional data; our ability to materially improve retention rates and our ability to realize benefits from retaining customers; our ability to underwrite risks accurately and charge profitable rates; our ability to maintain our business model and improve our capital and marketing efficiency; our ability to drive improved conversion and decrease the cost of customer acquisition; our ability to maintain and enhance our brand and reputation; our ability to effectively manage the growth of our business; our ability to raise additional capital efficiently or at all; our ability to improve our product offerings, introduce new products and expand into additional insurance lines; our ability to cross sell our products and attain greater value from each customer; our lack of operating history and ability to attain profitability; our ability to compete effectively with existing competitors and new market entrants in our industry; future performance of the markets in which we operate; our ability to operate a “capital-efficient” business and obtain and maintain desirable levels of reinsurance; the effect of further reductions in the utilization of reinsurance, which would result in retention of more premium and losses and could cause our capital requirements to increase; our ability to realize economies of scale; our ability to attract, motivate and retain key personnel, or hire personnel, and to offer competitive compensation and benefits; our ability to deliver a vertically integrated customer experience; our ability to develop products that utilize telematics to drive better customer satisfaction and retention; our ability to protect our intellectual property and any costs associated therewith; our ability to develop an autonomous claims experience; our ability to take rate action early and react to changing environments; our ability to meet risk-based capital requirements; our ability to realize the benefits anticipated from our Texas county mutual fronting arrangement; our ability to expand domestically; our ability to stay in compliance with laws and regulations that currently apply or become applicable to our business; the impact of litigation or other losses; changes in laws or regulations, or changes in the interpretation of laws or regulations by a regulatory authority; our ability to defend against cybersecurity threats and prevent or recover from a security breach or other significant disruption of our technology systems or those of our partners and third-party service providers; the effect of interest rates on our available cash and our ability to maintain compliance with our term loan; our ability to maintain proper and effective internal control over financial reporting; our ability to continue to meet Nasdaq listing standards; and the growth rates of the markets in which we compete. Root’s actual results could differ materially from those predicted or implied by such forward-looking statements, and reported results should not be considered as an indication of future performance. Factors that could cause or contribute to such differences also include, but are not limited to, those factors that could affect Root’s business, operating results, and stock price included under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Root’s 2023 Annual Report on Form 10-K at http://ir.joinroot.com or the SEC’s website at www.sec.gov. Undue reliance should not be placed on the forward-looking statements, which are based on information available to Root on the date hereof. We assume no obligation to update such statements. Non-GAAP Financial Measures Adjusted EBITDA, a non-GAAP financial measure, is provided in this presentation. A reconciliation to the most directly comparable GAAP financial measure is provided in the Appendix to this presentation. Non-GAAP financial measures are not defined by GAAP and should not be considered in isolation or as an alternative to the most directly comparable financial measures prepared in accordance with GAAP. 2

Investment highlights 3 1 Largest auto insurtech in the country and one of the best loss ratios in the industry Grew new writings ~5x in Q4 2023 compared to the previous year while delivering one of the best loss ratios in the industry Key Highlights Results 2 Proprietary tech platform and data science algorithms drive performance Best-in-class mobile telematics algorithms, embedded insurance platform allows 3-click experiences at point of vehicle purchase, machine learning pricing algorithms Confidential | Do Not Distribute 3 $300B+ market size1 with many additional levers for growth Currently operating in 34 states with plans to go national. Diversified distribution in D2C and partnerships allows for long-term growth and builds ifferentiated access to customers 4 Achieved sufficient scale to drive toward near-term profitability with available capital Q4 2023 adjusted EBITDA near breakeven with operating cash flows of $46M and over $500M in unencumbered capital2 1 Source: National Association of Insurance Commissioners. 2 See definition of unencumbered capital and adjusted EBITDA in the Appendix. 5 Strong and experienced management team Led by an actuary and a former high frequency trader in statistical arbitrage

Root by the numbers 4 $783M 2023 Gross Written Premium 66% Industry-leading Gross Accident Period Loss Ratio in 20233 $300B+ Market size, massive opportunity2 25B Miles of driving data as of March 2024 47 sec As little as 47-second purchase time ~5x New Writings Growth YoY 55% Policies-in-Force growth YoY $46M Operating Cashflow in Q4 2023 #1 Auto insurtech by premium1 1 Based on statutory filings. Peers include: Branch, Clearcover, Elephant, Gateway, Lemonade, Tesla, Vault. 2 Source: National Association of Insurance Commissioners. 3 Source: S&P Global Market Intelligence Capital IQ Pro.

33% 16% 51% Auto insurance is a massive market with transformations in consumer behavior and technology 5 ● $300B+1 market and the largest property and casualty line of business ● Typically the first insurance purchase for most consumers ● Mandatory purchase under most state laws ● Top 10 carriers are on average 104 years old and no new players since 1937 ● Significant market shift from agents to direct channel driven by the internet ● Proliferation of smartphones has led to new distribution channel ● Billions of dollars spent on advertising, yet consumer sentiment remains low ● Embedded integrations leading customers to purchase insurance at point of vehicle sale ● Proliferation of sensor data—including mobile and connected vehicle data— provides new opportunities to assess risk ● Machine learning and AI models are changing the structure of pricing and underwriting technology ● Modern engineering allows for automated and highly segmented approaches to marketing, underwriting, onboarding, pricing, and claims P&C Market Net Premiums Written (2023)1 Giant market ripe for transformation via technology Consumers are changing how they buy insurance Data science and technology are changing fundamentals of insurance Projected Growth for Embedded Insurance Products: Personal Auto (US)2 Miles of Driving Data Collected by Root 1 Source: National Association of Insurance Commissioners. 2Source: Company-procured third-party research. Volume of data created and consumed worldwide3

6 Long-term goal Be the #1 personal lines insurance provider in the U.S. How we’re doing it World-class data science and technology

Strong performance in both growth and loss ratio puts the company on trajectory to build market share profitably 7 ● Diversified distribution in D2C and partnerships allows for long-term growth and drove >100% growth YoY in Q4 2023 - D2C mobile app creates streamlined and easy to use telematics experience, leveraging rich, behavioral-based data from the smartphone to price - Embedded platform allows consumers to purchase insurance in as little as three clicks with vehicle purchase ● Leveraging machine learning technology to better price and underwrite insurance, leading to better-than-industry loss ratios and providing opportunity to drive profitable growth

Technology creates delightful customer experiences across our direct to consumer and embedded products 8 Partnerships: B2B Our modern tech stack seamlessly integrates into existing platforms, with integrations ranging from marketing partnerships to fully embedded platforms across automotive, financial services, affinity, agency channels, and more. Direct: B2C Mobile technology creates a delightful customer experience while creating a data advantage. Seamless quote to bind experience Policy is bound without ever needing a keyboard Submit claims and policy management in app Insurance offer at point of sale App-based test drive adds telematics savings White-labeled for an easy customer experience Quote and bind without leaving the platform Pre-fill data from purchase informs quote

Our differentiated data science and technology assets are the bedrock of our competitive advantage Highly granular machine learning models systematically target the best customers and automate growth/profit tradeoffs. Embedded suite of APIs allows partners to flexibly quote and bind at point of vehicle sale. Automated pricing and underwriting allow for rapid machine learning advancements in risk pricing and classification. Proprietary telematics algorithms tied to claims data segments risk to create the most predictive algorithms and fair, accurate rates for customers. Automation and advanced machine learning allow the ability to pay claims faster. Machine Learning Marketing Embedded Platform Automated Pricing & Underwriting Machines Telematics Proprietary Claims System 9 Mobile Technology Mobile-first customer experience drives ease of use and transparency to create a delightful customer experience.

Better risk score drives better pricing As we grow our data sets, our algorithms get smarter, allowing us to grow faster 10 Increasing data drives better risk scores Better pricing leads to better customer experience Better customer experience drives growth Growth creates more data

Multiple levers for long-term growth across direct, partnerships, and geographic expansion 11 Machine learning marketing fuels mobile-first experience Growing footprint creates key growth opportunity Embedded technology powers partnership distribution ● Root and Carvana exclusively partnered to develop and provide an integrated auto insurance solution for Carvana customers in just 3 clicks at the point of vehicle purchase, tripling the customer adoption rate ● Partners leverage Root’s modern tech stack to seamlessly integrate into existing platforms ● Successfully driving multiple new partners to the platform ● Currently operating in states that comprise 76% of the U.S. population with plans to go national ● Continuing to unlock our U.S. total addressable market and national partnerships ● Geographic expansion improves marketing efficiency and diversification ● Delightful customer experience drives organic traffic, retention, and referrals ● Machine learning approach to performance marketing empowers granular marketing decisions at the customer level ● Continued digital and offline channel expansion

Industry-leading gross accident period loss ratio demonstrates differentiated pricing technology 12 Continued improvement in underwriting results across market cycles and macro events Accident Period Loss Ratio as of 12/31/23 Before COVID, as the company continually scaled data sets and retrained algorithms, loss ratios continually improved as models were retrained and the flywheel began to take effect. COVID drove loss ratios down, followed by the worst inflation in recorded history for the industry, taking the company off track of its prior trajectory. Emerging from the challenges of the volatility caused by COVID and inflation, the company is back on track and posting record performance.

Consistent improvements driving the company toward profitability 13 Net Loss and Adjusted EBITDA Disciplined approach to underwriting, capital, and expense management has put us on path to profitability

Strong and experienced management team leading the charge



Alex Timm
Co-founder & Chief Executive Officer

Founded Root in 2015, worked at Nationwide Insurance as a senior strategy consultant for P&C lines, Fellow of the Casualty Actuarial Society, and member of the American Academy of Actuaries.



Matt Bonakdarpour
President & Chief Technology Officer

Joined in 2018, previously worked in high frequency trading and statistical arbitrage at Citadel, holds a BS in Computer Science & Mathematics from Carnegie Mellon University, and a PhD in Statistical Machine Learning from the University of Chicago.



Megan Binkley
Chief Financial Officer

Joined in 2019, previously worked as Senior Manager at KPMG Netherlands and KPMG U.S., extensive experience in accounting, SEC reporting, finance operations, and internal controls.



Jon Allison
Chief Administrative Officer

Joined in 2017 with extensive regulatory, government affairs, and policy experience operating at public insurance companies, spent two decades in public service and policy advocacy and served as Chief of Staff to Ohio Governor Bob Taft.



Jill Kellett
VP, Product & Marketing

Joined in 2019 with vast creative and technical experience in product design, e-commerce, and digital marketing, served in leadership roles at several national retailers and brand agencies.



Jason Shapiro
SVP, Business Development

Joined in 2023, previously President at ForeverCar with responsibility for all operations and revenue generation, 20 years experience in the automotive industry, former VP, OEM Development at TrueCar and Senior Director, Enterprise Dealer Partnerships at Cox Automotive.



Mark LeMaster
Chief Claims & Customer Service Officer

Joined in 2019, 20+ years of experience in insurance leadership, previously senior executive at Safe Auto Insurance and former attorney at a national law firm where he led the insurance regulatory practice, former counsel at the Ohio Department of Insurance.



Kelly Ruoff
Chief Communications Officer

Joined in 2018, previously served as partner and Chief Creative Officer at national branding firm, and worked at Martha Stewart Living Omnimedia in senior content roles as the brand launched into product, television, radio, and partnership channels.

Root Inc

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Appendix

Reconciliation of Net Loss to Adjusted EBITDA Unencumbered capital: We define unencumbered capital as unrestricted cash and cash equivalents held outside of our regulated insurance entities. This amount includes borrowed funds that are subject to certain minimum liquidity covenants. Adjusted EBITDA: We define adjusted EBITDA, a non-GAAP financial measure, as net loss excluding interest expense, income tax expense, depreciation and amortization, share-based compensation, warrant compensation expense related to progress towards achieving milestones for policies originated under the Carvana commercial agreement, restructuring charges, write-off of prepaid marketing expenses, legal fees and other items that do not reflect our ongoing operating performance. After these adjustments, the resulting calculation represents expenses directly attributable to our operating performance. Definitions 16